Exhibit 99.2

Brighthouse Financial, Inc.
Financial Supplement
First Quarter 2026

Table of Contents	Financial Results
	1	Key Metrics
	2	GAAP Statements of Operations
	3	GAAP Balance Sheets

Earnings and Select Metrics from Segments
	5	Statements of Adjusted Earnings by Segment
	6	Annuities — Statements of Adjusted Earnings
	7	Annuities — Select Operating Metrics
	9	Life — Statements of Adjusted Earnings
	10	Life — Select Operating Metrics
	12	Run-off — Statements of Adjusted Earnings
	13	Run-off — Select Operating Metrics
	14	Corporate & Other — Statements of Adjusted Earnings and Select Operating Metrics

Other Information
	16	Change in Market Risk Benefits and Net Derivative Gains (Losses)
	17	Notable Items
	18	Variable Annuity Separate Account Returns and Allocations
	19	Summary of Investments
	20	Statutory Statement of Operations Information
	21	Statutory Balance Sheet and Surplus Information

Appendix
	A-1	Note Regarding Forward-Looking Statements
	A-2	Non-GAAP and Other Financial Disclosures
	A-6	Acronyms
A-7
Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings (Loss) and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings (Loss) per Common Share and Adjusted Earnings, Less Notable Items per Common Share

	A-8	Reconciliation of Return on Common Equity to Adjusted Return on Common Equity, Excluding AOCI
	A-9	Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses
	A-10	Investment Reconciliation Details

Note: See the Appendix for non-GAAP financial information, definitions and reconciliations. Financial information, unless otherwise noted, is rounded to millions. Some financial information, therefore, may not sum to the corresponding total.

As used in this financial supplement, “Brighthouse Financial,” “Brighthouse,” the “Company,” “we,” “our” and “us” refer to Brighthouse Financial, Inc.

Financial Results

Financial Supplement	1

Key Metrics (Unaudited, dollars in millions except per share amounts)

	As of or For the Three Months Ended
Financial Results and Metrics (1)	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Net income (loss) available to shareholders	$(792)	$112	$453	$60	$(294)
Adjusted earnings (2)	$239	$214	$970	$198	$235
Adjusted earnings, less notable items (2)	$251	$227	$261	$198	$245
Total corporate expenses (3)	$227	$234	$205	$202	$239
Combined total adjusted capital (4)	$5,000	$5,328	$5,400	$5,560	$5,549
Combined risk-based capital ratio (4), (5)	430%-450%	456%	435%-455%	405%-425%	420%-440%

Stockholders' Equity
Brighthouse Financial, Inc.’s stockholders’ equity	$5,563	$6,768	$6,363	$5,673	$5,239
Less: Preferred stock, net	1,699	1,699	1,699	1,699	1,699
Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI	$3,864	$5,069	$4,664	$3,974	$3,540
Less: AOCI	(4,156)	(3,729)	(4,020)	(4,257)	(4,670)
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$8,020	$8,798	$8,684	$8,231	$8,210

Return on Common Equity (1)
Return on common equity	(4.0)%	8.1%	22.5%	16.5%	16.4%
Return on common equity, excluding AOCI	(2.0)%	3.9%	10.4%	6.9%	6.3%
Adjusted return on common equity, excluding AOCI	19.3%	19.0%	20.5%	18.4%	20.4%

Earnings Per Common Share, Diluted (1), (6)
Net income (loss) available to shareholders per common share	$(13.82)	$1.93	$7.89	$1.02	$(5.04)
Adjusted earnings per common share	$4.15	$3.70	$16.87	$3.43	$4.01
Adjusted earnings, less notable items per common share	$4.35	$3.93	$4.54	$3.43	$4.17
Weighted average common shares outstanding	57,735,327	57,829,186	57,512,901	57,734,170	58,697,818

Book Value Per Common Share
Book value per common share (1)	$67.27	$88.66	$81.60	$69.57	$61.17
Book value per common share, excluding AOCI (1)	$139.63	$153.89	$151.94	$144.09	$141.87
Ending common shares outstanding	57,437,709	57,171,217	57,153,571	57,122,494	57,868,389

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(2) See additional information regarding notable items on page 17.
(3) Includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation. Beginning in 2026, corporate expenses exclude certain transaction-related costs. Corporate expenses excluding certain transaction-related costs were $219 million, $200 million, $195 million and $234 million for the three months ended December 31, 2025, September 30, 2025, June 30, 2025 and March 31, 2025, respectively.
(4) Reflects preliminary statutory results as of or for the three months ended March 31, 2026. See additional information on page 21.
(5) The RBC ratio is reported as a preliminary range for all periods, except those ended December 31.
(6) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or adjusted earnings (loss) per common share as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	2

GAAP Statements of Operations (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
Revenues	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	March 31, 2026	March 31, 2025
Premiums	$168	$173	$170	$166	$186	$168	$186
Universal life and investment-type product policy fees	533	534	531	553	543	533	543
Net investment income	1,258	1,328	1,334	1,285	1,297	1,258	1,297
Other revenues	129	133	143	143	136	129	136
Revenues before NIGL and NDGL	2,088	2,168	2,178	2,147	2,162	2,088	2,162
Net investment gains (losses)	(52)	(23)	48	(39)	(83)	(52)	(83)
Net derivative gains (losses)	(509)	(456)	(410)	(1,237)	311	(509)	311
Total revenues	$1,527	$1,689	$1,816	$871	$2,390	$1,527	$2,390

Expenses
Policyholder benefits and claims	$637	$697	$(252)	$711	$649	$637	$649
Interest credited to policyholder account balances	493	529	561	537	561	493	561
Amortization of DAC and VOBA	158	159	153	149	148	158	148
Change in market risk benefits	748	(349)	289	(1,101)	893	748	893
Interest expense on debt	38	38	38	38	38	38	38
Other expenses	439	465	442	444	455	439	455
Total expenses	2,513	1,539	1,231	778	2,744	2,513	2,744
Income (loss) before provision for income tax	(986)	150	585	93	(354)	(986)	(354)
Provision for income tax expense (benefit)	(222)	12	104	8	(88)	(222)	(88)
Net income (loss)	(764)	138	481	85	(266)	(764)	(266)
Less: Net income (loss) attributable to noncontrolling interests	2	1	2	—	2	2	2
Net income (loss) attributable to Brighthouse Financial, Inc.	(766)	137	479	85	(268)	(766)	(268)
Less: Preferred stock dividends	26	25	26	25	26	26	26
Net income (loss) available to Brighthouse Financial, Inc.’s common shareholders	$(792)	$112	$453	$60	$(294)	$(792)	$(294)

Financial Supplement	3

GAAP Balance Sheets (Unaudited, in millions)

	As of
ASSETS	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Investments:
Fixed maturity securities available-for-sale	$81,232	$82,014	$81,537	$80,835	$80,640
Trading securities	544	506	528	520	365
Equity securities	76	79	78	74	73
Mortgage loans	22,620	22,755	22,862	22,993	23,051
Policy loans	1,458	1,450	1,439	1,425	1,436
Limited partnerships and limited liability companies	4,673	4,696	4,816	4,798	4,839
Short-term investments	1,236	1,197	778	1,170	1,569
Other invested assets	9,617	7,932	8,842	8,932	5,284
Total investments	121,456	120,629	120,880	120,747	117,257
Cash and cash equivalents	4,907	5,387	6,606	5,540	4,667
Accrued investment income	1,302	1,260	1,350	1,235	1,267
Reinsurance recoverables	20,313	20,903	20,400	20,701	20,454
Premiums and other receivables	513	676	844	557	734
DAC and VOBA	4,520	4,567	4,603	4,636	4,672
Current income tax recoverable	16	16	17	17	20
Deferred income tax asset	1,781	1,442	1,531	1,695	1,808
Market risk benefit assets	850	1,060	979	1,084	914
Other assets	324	332	342	348	364
Separate account assets	80,821	85,528	87,127	86,085	82,524
Total assets	$236,803	$241,800	$244,679	$242,645	$234,681
LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$31,773	$32,025	$32,021	$31,974	$31,834
Policyholder account balances	86,379	87,952	88,703	88,046	85,618
Market risk benefit liabilities	8,564	8,063	8,529	8,051	9,165
Other policy-related balances	3,994	3,893	3,918	3,977	3,866
Payables for collateral under securities loaned and other transactions	4,661	4,705	4,347	3,994	3,904
Long-term debt	3,154	3,155	3,155	3,155	3,155
Other liabilities	11,829	9,646	10,451	11,625	9,311
Separate account liabilities	80,821	85,528	87,127	86,085	82,524
Total liabilities	231,175	234,967	238,251	236,907	229,377
Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	1	1	1	1	1
Additional paid-in capital	13,869	13,870	13,893	13,918	13,939
Retained earnings (deficit)	(1,452)	(686)	(823)	(1,302)	(1,387)
Treasury stock	(2,699)	(2,688)	(2,688)	(2,687)	(2,644)
Accumulated other comprehensive income (loss)	(4,156)	(3,729)	(4,020)	(4,257)	(4,670)
Total Brighthouse Financial, Inc.’s stockholders’ equity	5,563	6,768	6,363	5,673	5,239
Noncontrolling interests	65	65	65	65	65
Total equity	5,628	6,833	6,428	5,738	5,304
Total liabilities and equity	$236,803	$241,800	$244,679	$242,645	$234,681

Earnings and
Select Metrics from
Segments

Financial Supplement	5

Statements of Adjusted Earnings by Segment (Unaudited, in millions)

	For the Three Months Ended March 31, 2026
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$79	$89	$—	$—	$168
Universal life and investment-type product policy fees	388	57	88	—	533
Net investment income	771	98	268	131	1,268
Other revenues	117	4	7	1	129
Total adjusted revenues	$1,355	$248	$363	$132	$2,098

Adjusted expenses
Policyholder benefits and claims	$124	$170	$343	$—	$637
Interest credited to policyholder account balances	334	29	53	90	506
Amortization of DAC and VOBA	137	21	—	—	158
Interest expense on debt	—	—	—	38	38
Other operating costs	360	36	28	15	439
Total adjusted expenses	955	256	424	143	1,778
Adjusted earnings (loss) before provision for income tax	400	(8)	(61)	(11)	320
Provision for income tax expense (benefit)	76	(2)	(13)	(8)	53
Adjusted earnings (loss) after provision for income tax	324	(6)	(48)	(3)	267
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	2	2
Less: Preferred stock dividends	—	—	—	26	26
Adjusted earnings (loss)	$324	$(6)	$(48)	$(31)	$239

	For the Three Months Ended March 31, 2025
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$65	$121	$—	$—	$186
Universal life and investment-type product policy fees	396	59	88	—	543
Net investment income	753	107	272	159	1,291
Other revenues	130	4	7	(5)	136
Total adjusted revenues	$1,344	$291	$367	$154	$2,156

Adjusted expenses
Policyholder benefits and claims	$110	$187	$352	$—	$649
Interest credited to policyholder account balances	358	27	60	106	551
Amortization of DAC and VOBA	126	22	—	—	148
Interest expense on debt	—	—	—	38	38
Other operating costs	363	45	36	11	455
Total adjusted expenses	957	281	448	155	1,841
Adjusted earnings (loss) before provision for income tax	387	10	(81)	(1)	315
Provision for income tax expense (benefit)	73	1	(17)	(5)	52
Adjusted earnings (loss) after provision for income tax	314	9	(64)	4	263
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	2	2
Less: Preferred stock dividends	—	—	—	26	26
Adjusted earnings (loss)	$314	$9	$(64)	$(24)	$235

Financial Supplement	6
Annuities — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
Adjusted revenues	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	March 31, 2026	March 31, 2025
Premiums	$79	$72	$68	$60	$65	$79	$65
Universal life and investment-type product policy fees	388	364	372	385	396	388	396
Net investment income	771	776	770	757	753	771	753
Other revenues	117	122	126	129	130	117	130
Total adjusted revenues	$1,355	$1,334	$1,336	$1,331	$1,344	$1,355	$1,344

Adjusted expenses
Policyholder benefits and claims	$124	$123	$125	$98	$110	$124	$110
Interest credited to policyholder account balances	334	352	357	354	358	334	358
Amortization of DAC and VOBA	137	138	131	127	126	137	126
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	360	344	348	342	363	360	363
Total adjusted expenses	955	957	961	921	957	955	957
Adjusted earnings before provision for income tax	400	377	375	410	387	400	387
Provision for income tax expense (benefit)	76	73	71	78	73	76	73
Adjusted earnings	$324	$304	$304	$332	$314	$324	$314

Financial Supplement	7
Annuities — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
VARIABLE AND SHIELD LEVEL ANNUITIES ACCOUNT VALUE (1)	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Account value, beginning of period	$129,906	$130,470	$127,180	$120,963	$125,121
Premiums and deposits (2)	2,109	2,342	2,309	2,188	2,201
Withdrawals, surrenders and contract benefits	(4,670)	(5,009)	(4,594)	(4,190)	(4,156)
Net flows (3)	(2,561)	(2,667)	(2,285)	(2,002)	(1,955)
Investment performance (4)	(2,650)	2,621	6,129	8,758	(1,715)
Policy charges and other	(467)	(518)	(554)	(539)	(488)
Account value, end of period	$124,228	$129,906	$130,470	$127,180	$120,963

FIXED ANNUITIES ACCOUNT VALUE (5)
Account value, beginning of period	$17,820	$18,456	$19,339	$19,355	$19,577
Premiums and deposits (2)	144	469	506	504	131
Withdrawals, surrenders and contract benefits	(755)	(1,277)	(1,615)	(688)	(562)
Net flows (3)	(611)	(808)	(1,109)	(184)	(431)
Interest credited	159	164	170	169	168
Other	36	8	56	(1)	41
Account value, end of period	$17,404	$17,820	$18,456	$19,339	$19,355

INSTITUTIONAL GROUP ANNUITIES ACCOUNT VALUE (1)
Institutional group annuities account value, end of period	$595	$569	$584	$566	$401

INCOME ANNUITIES (1)
Income annuity insurance liabilities, end of period	$4,750	$4,788	$4,755	$4,645	$4,583

(1) Includes general account and separate account.
(2) Includes premiums and deposits directed to the general account investment option of variable products.
(3) Deposits and withdrawals include policy exchanges.
(4) Includes the interest credited on the general account option of variable products.
(5) Includes fixed index annuities.

Financial Supplement	8
Annuities — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
VARIABLE AND SHIELD LEVEL ANNUITY SALES	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	March 31, 2026	March 31, 2025
Shield Level Annuities (1)	$1,868	$2,074	$2,052	$1,925	$1,957	$1,868	$1,957
GMWB	107	118	115	109	103	107	103
GMDB only	55	69	55	67	58	55	58
GMIB	3	2	3	4	4	3	4
Total variable and Shield Level annuity sales	$2,033	$2,263	$2,225	$2,105	$2,122	$2,033	$2,122

FIXED AND INCOME ANNUITY SALES
Fixed index annuities (2)	$87	$142	$126	$89	$26	$87	$26
Fixed deferred annuities	55	324	377	412	103	55	103
Single premium immediate annuities	2	2	1	2	5	2	5
Other fixed and income annuities	1	3	2	2	3	1	3
Total fixed and income annuity sales	$145	$471	$506	$505	$137	$145	$137

(1) Shield Level Annuities refers to our suite of structured annuities consisting of products marketed under various names.
(2) Represents 100% of gross sales on directly written business and the proportion of assumed gross sales under reinsurance agreements.

Financial Supplement	9
Life — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
Adjusted revenues	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	March 31, 2026	March 31, 2025
Premiums	$89	$101	$102	$104	$121	$89	$121
Universal life and investment-type product policy fees	57	83	74	78	59	57	59
Net investment income	98	111	117	97	107	98	107
Other revenues	4	3	4	4	4	4	4
Total adjusted revenues	$248	$298	$297	$283	$291	$248	$291

Adjusted expenses
Policyholder benefits and claims	$170	$182	$142	$213	$187	$170	$187
Interest credited to policyholder account balances	29	30	30	28	27	29	27
Amortization of DAC and VOBA	21	21	22	22	22	21	22
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	36	46	54	53	45	36	45
Total adjusted expenses	256	279	248	316	281	256	281
Adjusted earnings (loss) before provision for income tax	(8)	19	49	(33)	10	(8)	10
Provision for income tax expense (benefit)	(2)	1	9	(7)	1	(2)	1
Adjusted earnings (loss)	$(6)	$18	$40	$(26)	$9	$(6)	$9

Financial Supplement	10
Life — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
LIFE ACCOUNT VALUE: GENERAL ACCOUNT	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Universal and variable universal life account value, beginning of period	$2,627	$2,615	$2,605	$2,597	$2,590
Premiums and deposits (1)	61	66	65	62	69
Withdrawals, surrenders and contract benefits	(33)	(38)	(36)	(41)	(46)
Net flows	28	28	29	21	23
Net transfers from (to) separate account	8	10	12	8	10
Interest credited	27	29	29	26	27
Policy charges and other	(61)	(55)	(60)	(47)	(53)
Universal and variable universal life account value, end of period	$2,629	$2,627	$2,615	$2,605	$2,597

LIFE ACCOUNT VALUE: SEPARATE ACCOUNT
Variable universal life account value, beginning of period	$6,860	$6,859	$6,632	$6,125	$6,419
Premiums and deposits	34	35	34	36	38
Withdrawals, surrenders and contract benefits	(87)	(83)	(89)	(71)	(92)
Net flows	(53)	(48)	(55)	(35)	(54)
Investment performance	(249)	118	341	605	(180)
Net transfers from (to) general account	(8)	(10)	(12)	(8)	(10)
Policy charges and other	(53)	(59)	(47)	(55)	(50)
Variable universal life account value, end of period	$6,497	$6,860	$6,859	$6,632	$6,125

(1) Includes premiums and deposits directed to the general account investment option of variable products.

Financial Supplement	11
Life — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
LIFE SALES	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	March 31, 2026	March 31, 2025
Total life sales	$32	$36	$38	$33	$36	$32	$36

	As of
LIFE INSURANCE IN-FORCE	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Whole Life
Life Insurance in-force, before reinsurance	$15,931	$16,098	$16,280	$16,441	$16,666
Life Insurance in-force, net of reinsurance	$2,737	$2,761	$2,799	$2,818	$2,855

Term Life
Life Insurance in-force, before reinsurance	$306,263	$312,477	$319,061	$325,210	$331,301
Life Insurance in-force, net of reinsurance	$253,538	$258,169	$263,178	$267,845	$272,711

Universal and Variable Universal Life
Life Insurance in-force, before reinsurance	$40,235	$41,053	$41,500	$41,726	$41,735
Life Insurance in-force, net of reinsurance	$30,886	$31,603	$31,915	$32,026	$31,926

Financial Supplement	12
Run-off — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
Adjusted revenues	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	March 31, 2026	March 31, 2025
Premiums	$—	$—	$—	$2	$—	$—	$—
Universal life and investment-type product policy fees	88	87	85	90	88	88	88
Net investment income	268	305	292	283	272	268	272
Other revenues	7	6	8	7	7	7	7
Total adjusted revenues	$363	$398	$385	$382	$367	$363	$367

Adjusted expenses
Policyholder benefits and claims	$343	$392	$(519)	$400	$352	$343	$352
Interest credited to policyholder account balances	53	56	61	58	60	53	60
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	28	31	32	29	36	28	36
Total adjusted expenses	424	479	(426)	487	448	424	448
Adjusted earnings (loss) before provision for income tax	(61)	(81)	811	(105)	(81)	(61)	(81)
Provision for income tax expense (benefit)	(13)	(23)	170	(22)	(17)	(13)	(17)
Adjusted earnings (loss)	$(48)	$(58)	$641	$(83)	$(64)	$(48)	$(64)

Financial Supplement	13
Run-off — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
UNIVERSAL LIFE WITH SECONDARY GUARANTEES ACCOUNT VALUE	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Account value, beginning of period	$4,461	$4,548	$4,619	$4,710	$4,779
Premiums and deposits (1)	152	145	146	156	157
Withdrawals, surrenders and contract benefits	(26)	(34)	(20)	(42)	(20)
Net flows	126	111	126	114	137
Interest credited	37	39	39	39	40
Policy charges and other	(236)	(237)	(236)	(244)	(246)
Account value, end of period	$4,388	$4,461	$4,548	$4,619	$4,710

	As of
LIFE INSURANCE IN-FORCE	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Universal Life with Secondary Guarantees
Life Insurance in-force, before reinsurance	$65,867	$66,293	$66,904	$67,445	$68,039
Life Insurance in-force, net of reinsurance	$31,867	$32,190	$32,556	$32,879	$33,212

(1) Includes premiums and deposits directed to the general account investment option of variable products.

Financial Supplement	14
Corporate & Other — Statements of Adjusted Earnings and Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
Adjusted revenues	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	March 31, 2026	March 31, 2025
Premiums	$—	$—	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	131	142	148	155	159	131	159
Other revenues	1	2	5	3	(5)	1	(5)
Total adjusted revenues	$132	$144	$153	$158	$154	$132	$154

Adjusted expenses
Policyholder benefits and claims	$—	$—	$—	$—	$—	$—	$—
Interest credited to policyholder account balances	90	97	103	103	106	90	106
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Interest expense on debt	38	38	38	38	38	38	38
Other operating costs	15	44	8	20	11	15	11
Total adjusted expenses	143	179	149	161	155	143	155
Adjusted earnings before provision for income tax	(11)	(35)	4	(3)	(1)	(11)	(1)
Provision for income tax expense (benefit)	(8)	(11)	(9)	(3)	(5)	(8)	(5)
Adjusted earnings (loss) after provision for income tax	(3)	(24)	13	—	4	(3)	4
Less: Net income (loss) attributable to noncontrolling interests	2	1	2	—	2	2	2
Less: Preferred stock dividends	26	25	26	25	26	26	26
Adjusted earnings (loss)	$(31)	$(50)	$(15)	$(25)	$(24)	$(31)	$(24)

INSTITUTIONAL SPREAD MARGIN BUSINESS ACCOUNT BALANCE
Institutional spread margin business account balance, end of period	$9,328	$9,477	$9,850	$10,149	$10,092

Other Information

Financial Supplement	16

Change in Market Risk Benefits and Net Derivative Gains (Losses) (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
CHANGE IN MARKET RISK BENEFITS	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	March 31, 2026	March 31, 2025
Market risk benefits mark-to-market	$(835)	$205	$(424)	$1,020	$(999)	$(835)	$(999)
Market risk benefits fees, net of claims	75	151	136	97	95	75	95
Ceded reinsurance	12	(7)	(1)	(16)	11	12	11
Total change in market risk benefits	$(748)	$349	$(289)	$1,101	$(893)	$(748)	$(893)

	For the Three Months Ended					For the Three Months Ended
NET DERIVATIVE GAINS (LOSSES)	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	March 31, 2026	March 31, 2025
Net derivative gains (losses):
Variable annuity and Shield hedges	$(1,327)	$(12)	$1,310	$1,073	$(877)	$(1,327)	$(877)
Shield embedded derivatives	805	(354)	(1,694)	(2,103)	1,171	805	1,171
ULSG hedges	(8)	(69)	(10)	(154)	22	(8)	22
Other hedges and embedded derivatives	21	(20)	(16)	(54)	(5)	21	(5)
Subtotal	(509)	(455)	(410)	(1,238)	311	(509)	311
Investment hedge adjustments	—	(1)	—	1	—	—	—
Total net derivative gains (losses)	$(509)	$(456)	$(410)	$(1,237)	$311	$(509)	$311

Financial Supplement	17

Notable Items (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
NOTABLE ITEMS IMPACTING ADJUSTED EARNINGS	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	March 31, 2026	March 31, 2025
Actuarial items and other insurance adjustments	$12	$13	$(709)	$—	$10	$12	$10
Total notable items (1)	$12	$13	$(709)	$—	$10	$12	$10

NOTABLE ITEMS BY SEGMENT
Annuities	$—	$—	$7	$—	$10	$—	$10
Life	(5)	6	(11)	—	—	(5)	—
Run-off	17	7	(705)	—	—	17	—
Corporate & Other	—	—	—	—	—	—	—
Total notable items (1)	$12	$13	$(709)	$—	$10	$12	$10

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.

Financial Supplement	18

Variable Annuity Separate Account Returns and Allocations (Unaudited)

	For the Three Months Ended
VARIABLE ANNUITY SEPARATE ACCOUNT RETURNS	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Total Quarterly VA separate account gross returns	(1.84)%	2.14%	4.96%	7.59%	(0.54)%

TOTAL VARIABLE ANNUITY SEPARATE ACCOUNT ALLOCATIONS
Percent allocated to equity funds	31.81%	32.56%	32.61%	32.54%	31.28%
Percent allocated to bond funds/other funds	9.50%	9.20%	9.13%	9.04%	9.58%
Percent allocated to target volatility funds	18.14%	17.77%	17.85%	17.81%	18.41%
Percent allocated to balanced funds	40.55%	40.47%	40.41%	40.61%	40.73%

Financial Supplement	19

Summary of Investments (Unaudited, dollars in millions)

	March 31, 2026		December 31, 2025
	Amount	% of Total	Amount	% of Total
Fixed maturity securities:
U.S. corporate securities	$38,336	30.34%	$38,909	30.88%
Foreign corporate securities	11,103	8.79%	11,497	9.12%
Residential mortgage-backed securities	8,879	7.03%	8,532	6.77%
U.S. government and agency securities	6,663	5.27%	6,711	5.32%
Asset-backed securities	6,102	4.83%	6,059	4.81%
Commercial mortgage-backed securities	5,840	4.62%	5,870	4.66%
State and political subdivision securities	3,414	2.70%	3,494	2.77%
Foreign government securities	895	0.71%	942	0.75%
Total fixed maturity securities	81,232	64.29%	82,014	65.08%
Trading securities	544	0.43%	506	0.40%
Equity securities	76	0.06%	79	0.06%
Mortgage loans:
Commercial mortgage loans	12,134	9.60%	12,323	9.78%
Residential mortgage loans	6,052	4.79%	5,976	4.74%
Agricultural mortgage loans	4,644	3.68%	4,656	3.70%
Allowance for credit losses	(210)	(0.17)%	(200)	(0.16)%
Total mortgage loans, net	22,620	17.90%	22,755	18.06%
Policy loans	1,458	1.15%	1,450	1.15%
Limited partnerships and limited liability companies	4,673	3.70%	4,696	3.73%
Cash, cash equivalents and short-term investments	6,143	4.86%	6,584	5.22%
Other invested assets:
Derivatives:
Equity market	7,715	6.11%	6,121	4.86%
Interest rate	278	0.22%	297	0.23%
Foreign currency exchange rate	436	0.35%	350	0.28%
Credit	19	0.01%	11	0.01%
Total derivatives	8,448	6.69%	6,779	5.38%
ICOLI	837	0.66%	822	0.65%
FHLB common stock	217	0.17%	217	0.17%
Other	115	0.09%	114	0.10%
Total other invested assets	9,617	7.61%	7,932	6.30%
Total investments and cash and cash equivalents	$126,363	100.00%	$126,016	100.00%

	For the Three Months Ended
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Adjusted net investment income yield (1)	4.24%	4.44%	4.40%	4.28%	4.25%

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.

Financial Supplement	20

Statutory Statement of Operations Information (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
COMBINED REVENUES AND EXPENSES (1)	PRELIMINARY March 31, 2026 (2)	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	PRELIMINARY March 31, 2026 (2)	March 31, 2025
Total revenues (Line 9)	$5,000	$3,002	$2,293	$1,455	$4,809	$5,000	$4,809
Total benefits and expenses before dividends to policyholders (Line 28)	$3,600	$2,919	$3,679	$2,360	$3,584	$3,600	$3,584

COMBINED NET INCOME (LOSS) (1), (3)
Gain (loss) from operations net of taxes and dividends to policyholders (Line 33)	$1,400	$122	$(1,333)	$(921)	$1,225	$1,400	$1,225
Net realized capital gains (losses), net of taxes and certain transfers to interest maintenance reserve (Line 34)	(500)	(434)	599	(643)	(784)	(500)	(784)
Net income (loss) (Line 35)	$900	$(312)	$(734)	$(1,564)	$441	$900	$441

COMBINED CHANGE IN NET UNREALIZED GAIN (LOSS) (3), (4)
Change in net unrealized gain (loss) recorded in surplus, net of tax (Lines 38, 39, 46 & 47)	$(1,000)	$133	$508	$1,414	$(119)	$(1,000)	$(119)

(1) Combined statutory results are for Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and New England Life Insurance Company.
(2) Reflects preliminary statutory results for the three months ended March 31, 2026.
(3) Combined net income (loss) and combined change in net unrealized gain (loss) should be considered in aggregate for a more complete understanding of our business, including realized and unrealized gains (losses) associated with our variable annuities and Shield hedges and other equity risk management strategies.

(4) Combined statutory results are for Brighthouse Life Insurance Company and New England Life Insurance Company.

Financial Supplement	21

Statutory Balance Sheet and Surplus Information (Unaudited, in millions)

	As of
COMBINED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS (1)	PRELIMINARY March 31, 2026 (2)	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Total assets (Line 28)	$197,000	$201,005	$203,382	$202,943	$193,978
Total liabilities (Line 28)	$193,500	$197,152	$199,492	$198,900	$189,859
Total capital and surplus (Line 38)	$3,500	$3,853	$3,890	$4,043	$4,119

COMBINED TAC AND RBC RATIO (1), (3)
Combined total adjusted capital	$5,000	$5,328	$5,400	$5,560	$5,549
Combined risk-based capital ratio (4)	430%-450%	456%	435%-455%	405%-425%	420%-440%

DIVIDENDS PAID TO HOLDING COMPANY (1), (3)
Total dividends paid	$—	$—	$—	$—	$—

(1) Combined statutory results are for Brighthouse Life Insurance Company and New England Life Insurance Company.
(2) Reflects preliminary statutory results as of March 31, 2026.
(3) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(4) The RBC ratio is reported as a preliminary range for all periods, except those ended December 31.

Appendix

Financial Supplement	A-1

Note Regarding Forward-Looking Statements

This financial supplement, and any related oral statements, contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. Words such as “estimate,” “expect,” “project,” “may,” “will,” “could,” “intend,” “goal,” “target,” “guidance,” “forecast,” “preliminary,” “objective,” “continue,” “aim,” “plan,” “believe” and similar expressions or the negative of those expressions or verbs, identify forward-looking statements. Readers are cautioned that these statements are not guarantees of future performance. Forward-looking statements are not historical facts but instead represent only Brighthouse Financial’s beliefs regarding future events, which may by their nature be inherently uncertain, and some of which may be outside Brighthouse Financial’s control.
Such forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors include, among others, Brighthouse Financial’s ability to complete the merger on the timeframe or in the manner currently anticipated or at all, including due to a failure to obtain the regulatory approvals required for the closing of the merger or the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the merger agreement; the effect of the pendency of the merger on Brighthouse Financial’s ongoing business and operations, including disruption to Brighthouse Financial’s business relationships, the diversion of management’s attention from ongoing business operations and opportunities, or the outcome of any legal proceedings that may be instituted against Aquarian Capital or Brighthouse Financial following announcement of the merger; restrictions on the conduct of Brighthouse Financial’s business prior to the closing of the merger and on Brighthouse Financial’s ability to pursue alternatives to the merger; the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; differences between actual experience and actuarial assumptions and the effectiveness of Brighthouse Financial's actuarial models; higher risk management costs and exposure to increased market risk due to guarantees within certain of Brighthouse Financial's products; the effectiveness of Brighthouse Financial's risk management strategy and the impacts of such strategy on volatility in Brighthouse Financial's profitability measures and the negative effects on Brighthouse Financial's statutory capital; material differences between actual outcomes and the sensitivities calculated under certain scenarios that Brighthouse Financial may utilize in connection with its risk management strategies; the impact of interest rates on Brighthouse Financial's future ULSG policyholder obligations and net income volatility; the potential material adverse effect of changes in accounting standards, practices or policies applicable to Brighthouse Financial; loss of business and other negative impacts resulting from a downgrade or a potential downgrade in Brighthouse Financial's financial strength or credit ratings; the availability of reinsurance and the ability of the counterparties to Brighthouse Financial's reinsurance or indemnification arrangements to perform their obligations thereunder; heightened competition, including with respect to service, product features, product mix, scale, price, actual or perceived financial strength, claims-paying ratings, credit ratings, e-business capabilities and name recognition; Brighthouse Financial's ability to market and distribute its products through distribution channels and maintain relationships with key distribution partners; any failure of third parties to provide services Brighthouse Financial needs, any failure of the practices and procedures of such third parties and any inability to obtain information or assistance it needs from third parties; the ability of Brighthouse Financial's subsidiaries to pay dividends to it, and its ability to pay dividends to its shareholders and repurchase its common stock; the risks associated with climate change; the adverse impact of public health crises, extreme mortality events or similar occurrences on Brighthouse Financial's business and the economy in general; the impact of adverse capital and credit market conditions, including with respect to Brighthouse Financial's ability to meet liquidity needs and access capital; the impact of economic conditions in the capital markets and the U.S. and global economy, as well as geopolitical events, tariffs imposed or threatened by the U.S. or foreign governments, military actions or catastrophic events, on Brighthouse Financial's profitability measures as well as its investment portfolio, including on realized and unrealized losses and impairments, net investment spread and net investment income; the financial risks that Brighthouse Financial's investment portfolio is subject to, including credit risk, interest rate risk, inflation risk, market valuation risk, liquidity risk, real estate risk, derivatives risk, and other factors outside Brighthouse Financial's control; the impact of changes in regulation and in supervisory and enforcement policies or interpretations thereof on Brighthouse Financial's insurance business or other operations; the potential material negative tax impact of potential future tax legislation that could make some of Brighthouse Financial's products less attractive to consumers or increase our tax liability; the effectiveness of Brighthouse Financial's policies, procedures and processes in managing risk; the loss or disclosure of confidential information, damage to Brighthouse Financial's reputation and impairment of its ability to conduct business effectively as a result of any failure in cyber- or other information security systems; whether all or any portion of the tax consequences of Brighthouse Financial's separation from MetLife, Inc. are not as expected, leading to material additional taxes or material adverse consequences to tax attributes that impact Brighthouse Financial; other factors that may affect future results of Brighthouse Financial; and management’s response to any of the aforementioned factors.
Furthermore, such forward-looking statements speak only as of the date of this press release. Except as required by law, the parties undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Risks or uncertainties (i) that are not currently known to the parties, (ii) that the parties currently deem to be immaterial or (iii) that could apply to any company could also materially adversely affect the future results of Brighthouse Financial. Additional information concerning certain factors is contained in Brighthouse Financial’s SEC filings, including but not limited to its most recent Annual Report on Form 10-K, as well as subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Financial Supplement	A-2

Non-GAAP and Other Financial Disclosures

Our definitions of non-GAAP and other financial measures may differ from those used by other companies.

Non-GAAP Financial Disclosures

We present certain measures of our performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by the investor community by highlighting the results of operations and the underlying profitability drivers of our business.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Most directly comparable GAAP financial measures:
(i)	adjusted earnings	(i)	net income (loss) available to shareholders (1)
(ii)	adjusted earnings, less notable items	(ii)	net income (loss) available to shareholders (1)
(iii)	adjusted revenues	(iii)	revenues
(iv)	adjusted expenses	(iv)	expenses
(v)	adjusted earnings per common share	(v)	earnings per common share, diluted (1)
(vi)	adjusted earnings per common share, less notable items	(vi)	earnings per common share, diluted (1)
(vii)	adjusted return on common equity	(vii)	return on common equity (2)
(viii)	adjusted return on common equity, less notable items	(viii)	return on common equity (2)
(ix)	adjusted net investment income	(ix)	net investment income
(x)	adjusted net investment income yield	(x)	net investment income yield
__________________
(1) Brighthouse uses net income (loss) available to shareholders to refer to net income (loss) available to Brighthouse Financial, Inc.’s common shareholders, and earnings per common share, diluted to refer to net income (loss) available to shareholders per common share.

(2) Brighthouse uses return on common equity to refer to return on Brighthouse Financial, Inc.’s common stockholders' equity.

Reconciliations to the most directly comparable historical GAAP measures are included for those measures which are presented herein. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable efforts to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income (loss) available to shareholders.

Adjusted Earnings, Adjusted Revenues and Adjusted Expenses

Adjusted earnings is a financial measure used by management to evaluate performance and facilitate comparisons to industry results. This financial measure, which may be positive or negative, focuses on our primary businesses by excluding the impact of market volatility, which could distort trends.

Adjusted earnings reflect adjusted revenues less (i) adjusted expenses, (ii) provision for income tax expense (benefit), (iii) net income (loss) attributable to noncontrolling interests and (iv) preferred stock dividends. Provided below are the adjustments to GAAP revenues and GAAP expenses used to calculate adjusted revenues and adjusted expenses, respectively.

Financial Supplement	A-3

Non-GAAP and Other Financial Disclosures (Cont.)

The following items are excluded from total revenues in calculating the adjusted revenues component of adjusted earnings:

•Net investment gains (losses);

•Investment gains (losses) on trading securities measured at estimated fair value through net investment income; and

•Net derivative gains (losses), excluding earned income and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment Hedge Adjustments”).

The following items are excluded from total expenses in calculating the adjusted expenses component of adjusted earnings:

•Change in market risk benefits; and

•Change in fair value of the crediting rate on experience-rated contracts and market value adjustments on institutional group annuities that are economically offset by gains (losses) on the related trading securities (“Market Value Adjustments”).

The provision for income tax related to adjusted earnings is calculated using the statutory tax rate of 21%, net of impacts related to the dividends received deduction, tax credits and current period non-recurring items.

Consistent with GAAP guidance for segment reporting, adjusted earnings is also our GAAP measure of segment performance.

Adjusted Earnings per Common Share and Adjusted Return on Common Equity

Adjusted earnings per common share and adjusted return on common equity are measures used by management to evaluate the execution of our business strategy and align such strategy with our shareholders’ interests.

Adjusted earnings per common share is defined as adjusted earnings for the period divided by the weighted average number of fully diluted shares of common stock outstanding for the period. The weighted average common shares outstanding used to calculate adjusted earnings per share will differ from such shares used to calculate diluted net income (loss) available to shareholders per common share when the inclusion of dilutive shares has an anti-dilutive effect for one calculation but not for the other.

Adjusted return on common equity is defined as total annual adjusted earnings on a four quarter trailing basis, divided by the simple average of the most recent five quarters of total Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI.

Adjusted Net Investment Income

Adjusted net investment income is used by management to measure our performance, and we believe it enhances the understanding of our investment portfolio results. Adjusted net investment income represents GAAP net investment income plus Investment Hedge Adjustments less investment gains (losses) on trading securities.

Financial Supplement	A-4

Non-GAAP and Other Financial Disclosures (Cont.)

Adjusted Net Investment Income Yield

Similar to adjusted net investment income, adjusted net investment income yield is used by management as a performance measure that we believe enhances the understanding of our investment portfolio results. Adjusted net investment income yield represents adjusted net investment income as a percentage of average quarterly asset carrying values. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties. Investment fee and expense yields are calculated as a percentage of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

Other Financial Disclosures

Corporate Expenses

Corporate expenses includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation.

Notable Items

Certain of the non-GAAP measures described above may be presented further adjusted to exclude notable items. Notable items reflect the unfavorable (favorable) after-tax impact on our results of certain unanticipated items and events, as well as certain items and events that were anticipated. The presentation of notable items and non-GAAP measures, less notable items is intended to help investors better understand our results and to evaluate and forecast those results.

Book Value per Common Share and Book Value per Common Share, excluding AOCI

Brighthouse uses the term “book value” to refer to “Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI.” Book value per common share is defined as ending Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI, divided by ending common shares outstanding. Book value per common share, excluding AOCI, is defined as ending Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI, divided by ending common shares outstanding.

Holding Company

Holding company means, collectively, Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC.

Holding Company Liquid Assets

Holding company liquid assets include liquid assets in Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC. Liquid assets are comprised of cash and cash equivalents, short-term investments and publicly-traded securities, excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include assets held in trust.

Total Adjusted Capital

Total adjusted capital primarily consists of statutory capital and surplus, as well as the statutory asset valuation reserve. When referred to as “combined,” represents that of our insurance subsidiaries as a whole.

Financial Supplement	A-5

Non-GAAP and Other Financial Disclosures (Cont.)

Other Financial Disclosures (cont.)

Sales

Life insurance sales consist of 100 percent of annualized new premium for term life, first-year paid premium for whole life, universal life, and variable universal life, and total paid premium for indexed universal life. We exclude company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life.

Annuity sales consist of 100 percent of direct statutory premiums, except for fixed index annuity sales, which represents 100 percent of gross sales on directly written business and the proportion of assumed gross sales under reinsurance agreements. Annuity sales exclude certain internal exchanges. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

Risk-Based Capital Ratio

The risk-based capital ratio is a method of measuring an insurance company’s capital, taking into consideration its relative size and risk profile, in order to ensure compliance with minimum regulatory capital requirements set by the National Association of Insurance Commissioners. When referred to as “combined,” represents that of our insurance subsidiaries as a whole. The reporting of our combined risk-based capital ratio is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.

Financial Supplement	A-6

Acronyms

AOCI	Accumulated other comprehensive income (loss)
DAC	Deferred policy acquisition costs
FHLB	Federal Home Loan Bank
GAAP	Accounting principles generally accepted in the United States of America
GMDB	Guaranteed minimum death benefits
GMIB	Guaranteed minimum income benefits
GMWB	Guaranteed minimum withdrawal benefits
ICOLI	Insurance company-owned life insurance
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
RBC	Risk-based capital
TAC	Total adjusted capital
ULSG	Universal life insurance with secondary guarantees
VA	Variable annuity
VOBA	Value of business acquired

Financial Supplement	A-7

Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings (Loss) and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings (Loss) per Common Share and Adjusted Earnings, Less Notable Items per Common Share (Unaudited, in millions except per share data)

	For the Three Months Ended					For the Three Months Ended
ADJUSTED EARNINGS, LESS NOTABLE ITEMS (1)	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	March 31, 2026	March 31, 2025
Net income (loss) available to shareholders	$(792)	$112	$453	$60	$(294)	$(792)	$(294)
Less: Net investment gains (losses)	(52)	(23)	48	(39)	(83)	(52)	(83)
Less: Investment gains (losses) on trading securities	(10)	(7)	7	(6)	6	(10)	6
Less: Net derivative gains (losses), excluding investment hedge adjustments	(509)	(455)	(410)	(1,238)	311	(509)	311
Less: Change in market risk benefits	(748)	349	(289)	1,101	(893)	(748)	(893)
Less: Market value adjustments	13	6	(10)	6	(10)	13	(10)
Less: Provision for income tax (expense) benefit on reconciling adjustments	275	28	137	38	140	275	140
Adjusted earnings (loss)	239	214	970	198	235	239	235
Less: Notable items	(12)	(13)	709	—	(10)	(12)	(10)
Adjusted earnings, less notable items	$251	$227	$261	$198	$245	$251	$245

ADJUSTED EARNINGS, LESS NOTABLE ITEMS PER COMMON SHARE (1), (2)
Net income (loss) available to shareholders per common share	$(13.82)	$1.93	$7.89	$1.02	$(5.04)	$(13.82)	$(5.04)
Less: Net investment gains (losses)	(0.91)	(0.40)	0.83	(0.68)	(1.42)	(0.91)	(1.42)
Less: Investment gains (losses) on trading securities	(0.17)	(0.12)	0.12	(0.10)	0.10	(0.17)	0.10
Less: Net derivative gains (losses), excluding investment hedge adjustments	(8.88)	(7.87)	(7.13)	(21.44)	5.34	(8.88)	5.34
Less: Change in market risk benefits	(13.05)	6.04	(5.02)	19.07	(15.33)	(13.05)	(15.33)
Less: Market value adjustments	0.23	0.10	(0.17)	0.10	(0.17)	0.23	(0.17)
Less: Provision for income tax (expense) benefit on reconciling adjustments	4.80	0.48	2.38	0.66	2.40	4.80	2.40
Less: Impact of inclusion of dilutive shares	0.03	—	—	—	0.03	0.03	0.03
Adjusted earnings (loss) per common share	4.15	3.70	16.87	3.43	4.01	4.15	4.01
Less: Notable items	(0.21)	(0.22)	12.33	—	(0.17)	(0.21)	(0.17)
Adjusted earnings, less notable items per common share	$4.35	$3.93	$4.54	$3.43	$4.17	$4.35	$4.17

(1) See definitions for Non-GAAP and Other Financial Disclosures in this Appendix.
(2) Per share calculations are on a diluted basis and may not recalculate or foot due to rounding. For loss periods, dilutive shares were not included in the calculation as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	A-8

Reconciliation of Return on Common Equity to Adjusted Return on Common Equity, Excluding AOCI (Unaudited, dollars in millions)

	Four Quarters Cumulative Trailing Basis
ADJUSTED EARNINGS	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Net income (loss) available to shareholders	$(167)	$331	$865	$562	$511
Less: Net investment gains (losses)	(66)	(97)	(147)	(255)	(336)
Less: Investment gains (losses) on trading securities	(16)	—	7	—	6
Less: Net derivative gains (losses), excluding investment hedge adjustments	(2,612)	(1,792)	(2,332)	(2,021)	(1,454)
Less: Change in market risk benefits	413	268	1,406	1,085	340
Less: Market value adjustments	15	(8)	—	(1)	(1)
Less: Provision for income tax (expense) benefit on reconciling adjustments	478	343	224	250	304
Adjusted earnings	$1,621	$1,617	$1,707	$1,504	$1,652
	Five Quarters Average Stockholders' Equity Basis
BRIGHTHOUSE FINANCIAL, INC.’S COMMON STOCKHOLDERS’ EQUITY, EXCLUDING AOCI	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Brighthouse Financial, Inc.’s stockholders’ equity	$5,921	$5,800	$5,552	$5,107	$4,812
Less: Preferred stock, net	1,699	1,699	1,699	1,699	1,699
Brighthouse Financial, Inc.’s common stockholders’ equity	4,222	4,101	3,853	3,408	3,113
Less: AOCI	(4,166)	(4,391)	(4,470)	(4,750)	(4,981)
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$8,388	$8,492	$8,323	$8,158	$8,094
	Five Quarters Average Common Stockholders' Equity Basis
ADJUSTED RETURN ON COMMON EQUITY, EXCLUDING AOCI	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Return on common equity	(4.0)%	8.1%	22.5%	16.5%	16.4%
Return on AOCI	4.0%	(7.5)%	(19.4)%	(11.8)%	(10.3)%
Return on common equity, excluding AOCI	(2.0)%	3.9%	10.4%	6.9%	6.3%
Less: Return on net investment gains (losses)	(0.8)%	(1.1)%	(1.8)%	(3.1)%	(4.2)%
Less: Return on investment gains (losses) on trading securities	(0.2)%	—%	0.1%	—%	0.1%
Less: Return on net derivative gains (losses), excluding investment hedge adjustments	(31.1)%	(21.1)%	(28.0)%	(24.8)%	(18.0)%
Less: Return on change in market risk benefits	4.9%	3.2%	16.9%	13.3%	4.2%
Less: Return on market value adjustments	0.2%	(0.1)%	—%	—%	—%
Less: Return on provision for income tax (expense) benefit on reconciling adjustments	5.7%	4.0%	2.7%	3.1%	3.8%
Adjusted return on common equity, excluding AOCI	19.3%	19.0%	20.5%	18.4%	20.4%

Financial Supplement	A-9

Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	March 31, 2026	March 31, 2025
Total revenues	$1,527	$1,689	$1,816	$871	$2,390	$1,527	$2,390
Less: Net investment gains (losses)	(52)	(23)	48	(39)	(83)	(52)	(83)
Less: Investment gains (losses) on trading securities	(10)	(7)	7	(6)	6	(10)	6
Less: Net derivative gains (losses)	(509)	(456)	(410)	(1,237)	311	(509)	311
Less: Investment hedge adjustments	—	1	—	(1)	—	—	—
Total adjusted revenues	$2,098	$2,174	$2,171	$2,154	$2,156	$2,098	$2,156

Total expenses	$2,513	$1,539	$1,231	$778	$2,744	$2,513	$2,744
Less: Change in market risk benefits	748	(349)	289	(1,101)	893	748	893
Less: Market value adjustments	(13)	(6)	10	(6)	10	(13)	10
Total adjusted expenses	$1,778	$1,894	$932	$1,885	$1,841	$1,778	$1,841

Financial Supplement	A-10

Investment Reconciliation Details (Unaudited, dollars in millions)

	For the Three Months Ended					For the Three Months Ended
NET INVESTMENT GAINS (LOSSES)	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	March 31, 2026	March 31, 2025
Investment portfolio gains (losses)	$(26)	$(14)	$52	$(5)	$(31)	$(26)	$(31)
Investment portfolio credit loss (provision) release and (writedowns)	(26)	(9)	(4)	(34)	(52)	(26)	(52)
Net investment gains (losses)	$(52)	$(23)	$48	$(39)	$(83)	$(52)	$(83)

	For the Three Months Ended
ADJUSTED NET INVESTMENT INCOME YIELD (1)	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Investment income yield	4.39%	4.60%	4.54%	4.41%	4.39%
Investment fees and expenses	(0.15)%	(0.16)%	(0.14)%	(0.13)%	(0.14)%
Adjusted net investment income yield	4.24%	4.44%	4.40%	4.28%	4.25%

(1) See definitions for Non-GAAP and Other Financial Disclosures in this Appendix.